SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K
                                  CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: April 24, 2002

                                 COMDISCO, INC.
                             (Debtor-In-Possession)
                           DELAWARE 1-7725 36-2687938
                 6111 NORTH RIVER ROAD, ROSEMONT, ILLINOIS 60018
                                 (847) 698-3000

Item 2.  Acquisition or Disposition of Assets

On January 24, 2002, the Bankruptcy Court approved the sale of the Company's Electronics and Laboratory and Scientific leased equipment assets to General Electric Capital's Commercial Equipment Financing unit (the "Buyer"). The Buyer agreed to pay the Company approximately $665 million, with future contingent payments based on various portfolio performance criteria. The consideration includes the assumption of related secured debt. On April 24, 2002, the Company and the Buyer completed a first closing on the sale of approximately $794 million of assets, or approximately 81% of the Company's Electronics and Laboratory and Scientific net leased assets at March 31, 2002. The Company received approximately $548 million for the sale of these assets, which includes the assumption of approximately $258 million of related secured debt. Additional related aspects of the transaction are expected to be completed by the end of May 2002.


Item 7.   Financial Statements and Exhibits.

(a)   Financial Statements of Businesses Acquired

      Not applicable.

(b)   Pro Forma Financial Information

                                 COMDISCO, INC.
                    UNAUDITED PRO FORMA FINANCIAL INFORMATION

The following unaudited pro forma financial information reflects adjustments to the historical consolidated balance sheet and statements of earnings (loss) of the Company to give effect to the sale of the Company's Electronics and Laboratory and Scientific equipment leasing businesses to GE Capital's Commercial Equipment Financing Unit (the "Buyer"). The sale was approved by the Bankruptcy Court on January 24, 2002, with an expected closing date of March 31, 2002. In accordance with Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and Long-Lived Assets to be Disposed Of," the Company recorded a pre-tax charge of $250 million ($189 million after-tax, or $1.25 per share, after-tax) in the first quarter of fiscal 2002 to reduce cost in excess of fair value to reflect the difference between the carrying value and estimated proceeds from the sale. On April 24, 2002, the Company and the Buyer completed a first closing on the sale of approximately $794 million of assets, or approximately 81% of the Company's Electronics and Laboratory and Scientific net leased assets at March 31, 2002. A second closing at which additional assets of the Electronics and Laboratory and Scientific assets may be sold to Buyer is expected to occur by May 31, 2002. The unaudited pro forma consolidated statements of earnings (loss) for the year ended September 30, 2001 and for the three-month period ended December 31, 2001 give pro forma effect to the sale and related pro forma accounting adjustments as if the sale of all of the assets had occurred on October 1, 2000, the beginning of the Company's fiscal year 2001, and on October 1, 2001, the beginning of the Company's fiscal year 2002, respectively. The unaudited pro forma consolidated balance sheet as of December 31, 2001 gives pro forma effect to the sale and related pro forma accounting adjustments as if the sale had occurred on December 31, 2001. The pro forma adjustments relating to the sale are described in the notes to the unaudited pro forma consolidated financial information.

The following unaudited pro forma financial information has been prepared based upon available information that the Company believes is reasonable in the circumstances. In the opinion of the management of the Company, all adjustments necessary to a fair statement of the results for the unaudited three-month interim period have been made. This unaudited pro forma consolidated financial information should be read in conjunction with the consolidated financial statements and related footnotes included in the Company's Annual Report on Form 10-K for the year ended September 30, 2001 and the Company's Quarterly Report on Form 10-Q for the quarter ended December 31, 2001. The following unaudited pro forma financial information is presented for illustrative purposes only and is not necessarily indicative of the financial position or results of operations that would have been obtained had the sale actually occurred on the dates assumed, nor is it necessarily indicative of the future financial position or future operating results of the Company.

The following unaudited pro forma financial information is attached as part of this report:

              Unaudited Pro Forma Consolidated Statement of Operations for the Year Ended September 30, 2001.

              Unaudited Pro Forma Consolidated Statement of Operations for the Three Months Ended December 31, 2001.

              Unaudited Pro Forma Consolidated Balance Sheet as of December 31, 2001.

              Notes to Unaudited Pro Forma Consolidated Financial Information.

COMDISCO, INC.
Unaudited Pro Forma Consolidated Statement of Operations
For The Year Ended September 30, 2001
(In Millions, Except per Share Data)



                                                           Historical             Pro forma
                                                         Comdisco, Inc.   Adjustments (a)  As Adjusted
                                                         --------------   -----------    ------------
Revenue
  Leasing
     Operating ........................................   $ 1,500         $ (422)        $ 1,078
     Direct financing .................................       170            (32)            138
     Sales-type .......................................       136            (24)            112
                                                          -------         -------        -------
       Total leasing ..................................     1,806            (478)         1,328


  Equipment sales .....................................       311           (112)            199
  Technology services .................................       135                            135
  Other ...............................................       454             (2)            452
                                                          -------         -------        -------
    Total revenue .....................................     2,706           (592)          2,114

Costs and expenses
  Leasing
     Operating ........................................     1,202           (320)            882
     Sales-type .......................................       101            (15)             86
                                                          -------         -------        -------
       Total leasing ..................................     1,303           (335)            968

  Equipment sales .....................................       265           (112)            153
  Technology services .................................       129                            129
  Selling, general and administrative .................       327            (66)            261
  Write-down of equity securities .....................       129                            129
  Bad debt expense ....................................       510            (36)            474
  Interest (total contractual interest of $404)........       354            (86)            268
  Reorganization items ................................        34            --               34
                                                          -------         -------         -------
    Total costs and expenses ..........................     3,051           (635)          2,416

Loss from continuing operations before income taxes          (345)            43            (302)
Income tax benefit ....................................      (134)            17 (b)        (117)
                                                          -------         -------         -------
Loss from continuing operations .......................      (211)            26            (185)
Loss from discontinued operations, net of tax .........      (63)                            (63)
                                                          -------         -------         -------
Loss before cumulative effect of change in accounting
 principle ...........................................       (274)            26            (248)
Cumulative effect of change in accounting principle,
 net of tax ..........................................          2                              2
                                                          -------         -------         -------

Net loss  ............................................   $   (272)        $   26         $  (246)
                                                          =======         =======         =======

Basic earnings (loss) per common share:
       Earnings from continuing operations ............   $ (1.40)                         $(1.23)
       Loss from discontinued operations ..............      (.41)                           (.41)
       Cumulative change in  accounting principle .....       .01                             .01
                                                          -------                         -------
       Net loss            ............................   $ (1.80)                        $ (1.63)
                                                          =======                         =======

Dilute earnings (loss) per common share:
       Earnings from continuing operations ............   $ (1.40)                         $(1.23)
       Loss from discontinued operations ..............      (.41)                           (.41)
       Cumulative change in  accounting principle .....       .01                             .01
                                                          -------                         -------
       Net loss            ............................   $ (1.80)                        $ (1.63)
                                                          =======                         =======

Common shares outstanding:
      Average common shares outstanding--basic ........       152                             152
                                                          =======                         =======
      Average common shares outstanding--diluted ......       153                             153
                                                          =======                         =======

See Notes to Unaudited Pro Forma Consolidated Financial Information


COMDISCO, INC.
Unaudited Pro Forma Consolidated Statement of Operations
For The Three Months Ended December 31, 2001
(In Millions, Except per Share Data)


                                                           Historical             Pro forma
                                                         Comdisco, Inc.   Adjustments (a) As Adjusted
                                                         --------------   -----------    ------------
Revenue
  Leasing
    Operating .........................................   $  317           $ (103)           $ 214
     Direct financing .................................       35               (6)              29
     Sales-type .......................................        9               (4)               5
                                                          -------          -------         -------
       Total leasing ..................................      361             (113)             248


  Equipment sales .....................................       98              (54)              44
  Technology services ..................................      24               --               24
  Other ................................................      13               (2)              11
                                                          -------          -------         -------
    Total revenue ......................................     496             (169)             327

Costs and expenses
  Leasing
     Operating .........................................     255              (79)             176
     Sales-type ........................................       8               (3)               5
                                                          -------          -------         -------
       Total leasing ...................................     263              (82)             181


  Equipment sales ......................................      82              (51)              31
  Technology services ..................................      16               --               16
  Selling, general and administrative ..................      62              (15)              47
  Write-down of equity securities ......................      21               --               21
  Bad debt expense .....................................      50               (3)              47
  Interest .............................................      21              (16)               5
  Reorganization items .................................     267               --              267
                                                          -------          -------         -------
    Total costs and expenses ...........................     782             (167)             615
                                                          -------          -------         -------
Earnings (loss) from continuing operations before
 income tax benefit ....................................    (286)              (2)            (288)
Income tax benefit .....................................     (70)              (1) (b)         (71)
                                                          -------          -------         -------
Loss from continuing operations ........................    (216)              (1)            (217)
Earnings from discontinued operations, net of tax ......     204              --               204
                                                          -------          -------         -------
Net loss ................................................ $  (12)          $   (1)        $    (13)
                                                          =======          =======         =======

Basic earnings (loss) per common share:
       Loss from continuing operations .................. $(1.44)                          $(1.45)
       Earnings from discontinued operations ............   1.36                             1.36
                                                          -------                          -------
      Net loss .......................................... $(0.08)                          $(0.09)
                                                          =======                          =======

Diluted earnings (loss) per common share:
       Loss from continuing operations .................. $(1.44)                          $(1.45)
       Loss from discontinued operations ................   1.36                             1.36
                                                          -------                          -------
Net loss ................................................ $(0.08)                          $(0.09)
                                                          =======                          =======

Common shares outstanding:
      Average common shares outstanding--basic ...........   151                              151
                                                          =======                          =======
      Average common shares outstanding--diluted .........   151                              151
                                                          =======                          =======

See Notes to Unaudited Pro Forma Consolidated Financial Information


COMDISCO, INC.
Unaudited Pro Forma Consolidated Balance Sheet
As of December 31, 2001
(In Millions)


                                                           Historical             Pro forma
                                                         Comdisco, Inc.   Adjustments    As Adjusted
                                                         --------------   -----------    ------------
ASSETS

Cash  and  cash  equivalents ....................         $ 1,706          $ 409 (a)    $  2,115
Cash - legally  restricted ......................              96                             96
Receivables,  net ...............................             470            105 (b)         575
Inventory  of  equipment ........................             102             (2)(c)         100

Leased  assets:
  Direct  financing  and  sales-type ............           1,452           (246)(c)       1,206
  Operating  (net  of  accumulated  depreciation)           1,733           (651)(c)       1,082
                                                          -------         -------        -------
     Net  leased  assets.........................           3,185           (897)          2,288

Property, plant and equipment,  net .............              60             (1)(c)          59
Equity securities ...............................             120             --             120
Assets of discontinued operation held for sale...               6             --               6
Other  assets ...................................             188            (21)(c)         167
                                                          -------         -------        -------
                                                          $ 5,933         $ (407)        $ 5,526
                                                          =======         =======        =======

LIABILITIES AND STOCKHOLDERS' EQUITY

Liabilities not subject to compromise:
Term  notes  payable ............................         $   262         $   --         $   262
Discounted  lease  rentals ......................             827           (289)(a)         538
Notes  payable ..................................             139             --             139
Accounts payable ................................              75                             75
Income taxes ....................................             104                            104
Deferred income .................................             172           (112)(d)          60
Other liabilities ...............................             235             (6)(d)         229
                                                          -------         -------        -------
                                                            1,814           (407)          1,407
Liabilities subject to compromise:
Notes payable ...................................             917             --             917
Senior notes ....................................           2,639             --           2,639
Accounts payable ................................              20             --              20
Other  liabilities ..............................             108             --             108
                                                          -------         -------        -------
                                                            3,684             --           3,684
                                                          -------         -------        -------
Stockholders'  equity:

  Common  stock .................................              23             --              23
  Additional  paid-in  capital ..................             365             --             365
  Accumulated other comprehensive income (loss) .             (93)            --             (93)
  Retained  earnings ............................             760             --             760
                                                          -------         -------        -------
                                                            1,055             --           1,055
  Common  stock  held  in  treasury,  at  cost ..            (620)            --            (620)
                                                          -------         -------        -------
    Total  stockholders'  equity ................             435             --             435
                                                          -------         -------        -------
                                                          $ 5,933         $ (407)        $ 5,526
                                                          =======         =======        =======

See Notes to Unaudited Pro Forma Consolidated Financial Information


COMDISCO, INC.

Notes to Unaudited Pro Forma Consolidated Financial Information
(In Millions)

For the purposes of this unaudited pro forma consolidated financial information, the assumed effective dates of the sale described in Item 2 are as follows:

     Unaudited Pro Forma Consolidated Statement of Operations For the Year Ended September 30, 2001 - October 1, 2000

     Unaudited Pro Forma Consolidated Statement of Operations For the Three Months Ended December 31, 2001 - October 1, 2001

     Unaudited Pro Forma Consolidated Balance Sheet - December 31, 2001


Statement of Operations -

     (a) To eliminate revenue and expenses due to the sale of the Company's Electronics and Laboratory and Scientific equipment leasing business


     (b) 38.85% effective income tax rate was used to account for the elimination of the operating results of the Company's Electronics and Laboratory and Scientific equipment leasing business


Balance Sheet -

     (a) To record estimated proceeds from the sale and the assumption of discounted lease rentals by the Buyer

     (b) Represents additional billing on leased assets from December 31, 2001 through March 31, 2002 plus, with respect to the Electronics assets, additional estimated proceeds from residual sharing in accordance with the provisions of the Amended and Restated Asset Purchase Agreements

     (c)  Represents assets included in the sales

     (d)  Represents liabilites included in  with the leased assets sold

Item 7.  Financial Statements and Exhibits.

(c)       Exhibits

            Exhibit No.         Description

            99.1 Amended and Restated Asset Purchase Agreement (Electronics), dated as of April 10, 2002 but effective as of January 23, 2002, between General Electric Capital Corporation and Comdisco, Inc.
            99.2 First Amendment to the Amended and Restated Asset Purchase Agreement (Electronics), dated as of April 24, 2002, by and between General Electric Capital Corporation and Comdisco, Inc.
            99.3 Amended and Restated Asset Purchase Agreement (Lab and Scientific), dated as of April 10, 2002 but effective as of January 23, 2002, between General Electric Capital Corporation and Comdisco, Inc.
            99.4 First Amendment to the Amended and Restated Asset Purchase Agreement (Laboratory and Scientific) dated as of April 24, 2002, by and between General Electric Capital Corporation and Comdisco, Inc.

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    COMDISCO, INC.

                                    By:     /s/ David S. Reynolds
                                            ------------------------------------
                                            Name:    David S. Reynolds
                                            Title:   Controller


Dated:   May 9, 2002

                                  EXHIBIT INDEX

        99.1 Amended and Restated Asset Purchase Agreement (Electronics), dated as of April 10, 2002 but effective as of January 23, 2002, between General Electric Capital Corporation and Comdisco, Inc.

        99.2 First Amendment to the Amended and Restated Asset Purchase Agreement (Electronics), dated as of April 24, 2002, by and between General Electric Capital Corporation and Comdisco, Inc.

        99.3 Amended and Restated Asset Purchase Agreement (Lab and Scientific), dated as of April 10, 2002 but effective as of January 23, 2002, between General Electric Capital Corporation and Comdisco, Inc.

        99.4 First Amendment to the Amended and Restated Asset Purchase Agreement (Lab and Scientific), dated as of April 24, 2002, by and between General Electric Capital Corporation and
                Comdisco, Inc.